Exhibit 99.1

Visant Corporation and Subsidiaries

Unaudited Pro Forma Financial Information

On August 14, 2015, Visant Corporation (“Visant”, and together with its consolidated subsidiaries, the “Company”) completed the sale of substantially all of the assets of its Phoenix Color Corporation subsidiary to ALJ Regional Holdings Inc. for a total purchase price of approximately $90.0 million less costs and certain post-closing adjustments.

The following unaudited pro forma consolidated financial statements of the Company as of and for the six months ended July 4, 2015, and for each of the fiscal years ended January 3, 2015, December 28, 2013 and December 29, 2012, respectively, give effect to the Transaction. The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes the Transaction occurred on July 4, 2015. The Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended July 4, 2015, and each of the fiscal years ended January 3, 2015, December 28, 2013 and December 29, 2012, respectively, assume the Transaction occurred on the first day of the earliest fiscal period presented (January 1, 2012) and carried through all periods presented.

The unaudited pro forma consolidated financial statements are derived from the historical consolidated financial statements of the Company. Adjustments are included to the extent they are directly attributable to the Transaction, factually supportable and, with respect to the Unaudited Pro Forma Condensed Combined Statements of Operations, expected to have a continuing impact on the Company’s operating results.

The adjustments reflected are based on currently available information and certain preliminary estimates and assumptions and, therefore, the actual effects of the Transactions, including any related tax impact, may differ from the effects reflected in the unaudited pro forma consolidated financial statements.

VISANT CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of July 4, 2015

In thousands, except share amounts	As Reported	Sale Transaction [a]	Pro Forma
ASSETS
Cash and cash equivalents	$53,512	$63	$53,575
Accounts receivable, net	71,963	(8,951)	63,012
Inventories	57,965	(3,408)	54,557
Salespersons overdrafts, net of allowance of $8,224	10,199	—	10,199
Prepaid expenses and other current assets	13,348	(679)	12,669
Income tax receivable	4,271	—	4,271
Deferred income taxes	19,625	(352)	19,273
Current assets of discontinued operations	1,795	—	1,795

Total current assets	232,678	(13,327)	219,351

Property, plant and equipment	400,467	(69,269)	331,198
Less accumulated depreciation	(281,707)	42,407	(239,300)

Property, plant and equipment, net	118,760	(26,862)	91,898
Goodwill	695,464	(3,745)	691,719
Intangibles, net	332,943	(80,659)	252,284
Deferred financing costs, net	22,005	—	22,005
Deferred income taxes	1,915	—	1,915
Other assets	45,293	(997)	44,296

Total assets	$1,449,058	$(125,590)	$1,323,468

LIABILITIES AND STOCKHOLDER’S DEFICIT
Accounts payable	$26,488	$(1,951)	$24,537
Accrued employee compensation and related taxes	19,202	(1,142)	18,060
Commissions payable	25,657	(66)	25,591
Customer deposits & deferred revenue	65,624	(28)	65,596
Income taxes payable	21,921	(35)	21,886
Current portion of long-term debt and capital leases	8,872	(406)	8,466
Interest payable	19,999	—	19,999
Other accrued liabilities	24,611	(1,168)	23,443
Current liabilities of discontinued operations	6,842	—	6,842

Total current liabilities	219,216	(4,796)	214,420

Long-term debt and capital leases - less current maturities	1,486,226	(84,021)	1,402,205
Deferred income taxes	105,558	(29,667)	75,891
Pension liabilities, net	88,606	—	88,606
Other noncurrent liabilities	27,445	—	27,445

Total liabilities	1,927,051	(118,484)	1,808,567

Preferred stock $.01 par value; authorized 300,000 shares; none issued and outstanding at July 4, 2015	—	—	—
Common stock $.01 par value; authorized 1,000 shares; 1,000 shares issued and outstanding at July 4, 2015	—	—	—
Additional paid-in-capital	61,703	—	61,703
Accumulated deficit	(466,228)	(7,106)	(473,334)
Accumulated other comprehensive loss	(73,468)	—	(73,468)

Total stockholder’s deficit	(477,993)	(7,106)	(485,099)

Total liabilities and stockholder’s deficit	$1,449,058	$(125,590)	$1,323,468

See Notes to Unaudited Pro Forma Condensed Combined Financial Information.

VISANT CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

For the Six Months Ended July 4, 2015

In thousands	As Reported	Sale Transaction [a]	Pro Forma
Net sales	$549,979	$(42,051)	$507,928
Cost of products sold	208,681	(28,109)	180,572

Gross profit	341,298	(13,942)	327,356
Selling and administrative expenses	179,194	(9,649)	169,545
(Gain) loss on disposal of fixed assets	(341)	410	69
Special charges	56,053	(53,752)	2,301

Operating income	106,392	49,049	155,441
Interest expense, net	70,460	(3,136)	67,324
Equity in income of affiliate	(4,669)	—	(4,669)

Income before income taxes	40,601	52,185	92,786
Provision for income taxes	33,134	(2,888)	30,246

Income from continuing operations	7,467	55,073	62,540

See Notes to Unaudited Pro Forma Condensed Combined Financial Information.

VISANT CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

For the Year Ended January 3, 2015

In thousands	As Reported	Sale Transaction [a]	Pro Forma
Net sales	$831,770	$(91,176)	$740,594
Cost of products sold	340,007	(62,336)	277,671

Gross profit	491,763	(28,840)	462,923
Selling and administrative expenses	326,808	(19,508)	307,300
Gain on disposal of fixed assets	(679)	403	(276)
Special charges	16,001	(56)	15,945

Operating income	149,633	(9,679)	139,954
Interest income	(9)	—	(9)
Interest expense	154,114	(5,495)	148,619
Loss on repurchase and redemption of debt	26,593	—	26,593

Loss before income taxes	(31,065)	(4,184)	(35,249)
Benefit from income taxes	(19,638)	(1,364)	(21,002)

Loss from continuing operations	(11,427)	(2,820)	(14,247)

See Notes to Unaudited Pro Forma Condensed Combined Financial Information.

VISANT CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

For the Year Ended December 28, 2013

In thousands	As Reported	Sale Transaction [a]	Pro Forma
Net sales	$854,007	$(91,315)	$762,692
Cost of products sold	351,315	(61,768)	289,547

Gross profit	502,692	(29,547)	473,145
Selling and administrative expenses	349,694	(20,841)	328,853
Gain on disposal of fixed assets	(858)	84	(774)
Special charges	20,236	(8,270)	11,966

Operating income	133,620	(520)	133,100
Interest income	(11)	—	(11)
Interest expense	155,012	(4,787)	150,225

Loss before income taxes	(21,381)	4,267	(17,114)
Benefit from income taxes	(6,434)	2,042	(4,392)

Loss from continuing operations	(14,947)	2,225	(12,722)

See Notes to Unaudited Pro Forma Condensed Combined Financial Information.

VISANT CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

For the Year Ended December 29, 2012

In thousands	As Reported	Sale Transaction [a]	Pro Forma
Net sales	$885,859	$(94,788)	$791,071
Cost of products sold	369,103	(64,264)	304,839

Gross profit	516,756	(30,524)	486,232
Selling and administrative expenses	373,653	(23,045)	350,608
Gain on disposal of fixed assets	(1,713)	315	(1,398)
Special charges	47,909	(29,980)	17,929

Operating income	96,907	22,186	119,093
Interest income	(48)	—	(48)
Interest expense	158,717	(4,812)	153,905
Gain on repurchase and redemption of debt	(947)	—	(947)

Loss before income taxes	(60,815)	26,998	(33,817)
Benefit from income taxes	(8,131)	(61)	(8,192)

Loss from continuing operations	(52,684)	27,059	(25,625)

See Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Visant Corporation and Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Financial Information

The following notes (the “Notes”) are made part of the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

[a] Reflects adjustments to the Company’s historical account balances as if the Sale Transaction had occurred on July 4, 2015, including the receipt of $90 million of cash proceeds less costs and certain post-closing adjustments. Also includes adjustments as if the pay-down of certain external indebtedness had occurred as of July 4, 2015, with the net proceeds from the Phoenix Transaction.

The following notes (the “Notes”) are made part of the Unaudited Pro Forma Condensed Combined Statements of Operations:

[a] Represents adjustments to the Company’s historical account balances as if the Phoenix Transaction had occurred on the first day of the earliest fiscal period presented (January 1, 2012) and carried through all periods presented. Such adjustments therefore include costs incurred associated with the Transaction and application of the proceeds from the Transaction as if pay-down of certain external indebtedness had occurred as of January 1, 2012.